Exhibit 10.2

SECOND AMENDMENT TO LOAN AGREEMENT

         THIS SECOND AMENDMENT TO LOAN AGREEMENT (this “Second Amendment”) entered into as of this 26th day of May, 2005, between the DEPARTMENT OF BUSINESS AND ECONOMIC DEVELOPMENT, a principal department of the State of Maryland (the “Department”), and PHEONIX COLOR CORP., a Delaware corporation (the “Borrower”).

RECITALS

         1. The Department made a conditional loan to the Borrower in the original principal amount of $500,000 (the “Loan”) pursuant to the terms of a Loan Agreement dated May 3, 2000, between the Department and the Borrower, as amended by a First Amendment to Loan Agreement dated July 20, 2000, between the Department and the Borrower (as amended, the “Loan Agreement”).

         2. The Loan is evidenced by a promissory note dated May 3, 2000, made by the Borrower payable to the order of the Department in the original principal amount of $500,000 (the “Note”).

         3. The Borrower has requested that the Department modify the terms of the Loan Agreement.

         4. Pursuant to the Borrower’s request, the Department agrees to amend the terms of the Loan Agreement pursuant to this Second Amendment.

         NOW THEREFORE, for valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower and Department agree as follows:

         1. Defined Terms: All capitalized terms used in this Second Amendment shall have the same meanings as in the Loan Agreement unless otherwise defined herein.

         2. Recitals. The Borrower and the Department acknowledge that the above Recitals are true and correct, and agree that the Recitals are incorporated by reference into this Second Amendment.

         3. Amendment of Loan Agreement. The Loan Agreement is hereby amended as follows:

                   (a) The title to Section 3.03 is hereby changed to “Section 3.03. Full Forgiveness.”

Phoenix Color Second Amendment
May 9, 2005

                   (b) Section 3.03(e) is hereby amended by inserting at the beginning of the Section the following: “Except as provided in Section 3.05 and/or 3.06 below,”.

                   (c) Sections 3.05 and 3.06 are hereby added to the Loan Agreement as follows:

                             “Section 3.05. Pro Rata Repayment.

                   If as of December 31, 2005, the Borrower and the Borrower’s Subsidiaries employ less than 543 Permanent, Full-time Employees, but employ at least 360 Permanent, Full-time Employees, the Borrower shall repay to the Department a portion of the Loan equal to $1,485 for each Permanent, Full-time Employees less than 543, together with accrued interest thereon from May 3, 2000 (except as provided in Section 3.06(a) below), as provided in the Note.

                             Section 3.06. Partial Forgiveness.

                            (a) Notwithstanding the provisions of Section 3.05 above, if the Borrower  provides the employment report required under Section 3.04(b) by January 30, 2006, is required to repay a portion of the Loan under the terms of Section 3.05, and is willing to make such payment to the Department by January 31, 2006, the Borrower may calculate the amount owed under Section 3.05 exclusive of accrued interest. If the Department determines that the Borrower has complied with the provisions of this subsection, the Department will forgive the interest which has accrued on the principal amount to be repaid under Section 3.05. If the Borrower fails to meet the requirements of this subsection, then the Borrower shall repay the full amount required to be repaid under Section 3.05 as provided in the Note.

                            (b) If the Borrower is required to repay a portion of the Loan as provided  in Section 3.05, the Department will forgive the amount of the Loan which is not subject to repayment under Section 3.05, if no Default exists, and no event, circumstance, act or omission which, with the giving of notice, the passage of time, or both, would constitute a Default. Determination of amounts to be forgiven shall be made after determining any amounts required to be repaid under Section 3.05.”

         4. The Borrower ratifies and confirms all of its liabilities and obligations under the Loan Agreement and agrees that, except as expressly modified in this Second Amendment, the Loan Agreement continues in full force and effect as if set forth specifically herein.

         5. As used in the Loan Agreement, the term “this Agreement” means the Loan Agreement as modified by this Second Amendment, and the term “Note” means the Note as modified by the Note Modification, unless the context clearly indicates or dictates a contrary meaning.

Phoenix Color Second Amendment
May 9, 2005

         6. The Borrower and the Department agree that this Second Amendment shall not be construed as an agreement to extinguish the original obligations under the Loan Agreement and shall not constitute a novation as to the obligations of the Borrower under the Loan Agreement.

         7. This Second Amendment may not be amended, changed, modified, altered, or terminated without in each instance the prior written consent of the Department. This Second Amendment shall be construed in accordance with and governed by the laws of the State of Maryland.

         8. This Second Amendment shall inure to the benefit of, be enforceable by and be binding upon the Department and Borrower and their respective successors and assigns.

         9. In connection with this Second Amendment, the Borrower represents and warrants as follows:

                   (a) Except for specific defaults set forth in Section 10 below, there is no default on the part of the Borrower under the Loan Agreement or the other Loan Documents, as amended, and no event has occurred or is continuing which, with notice, or the passage of time, or both, would constitute a default under the Loan Agreement or the other Loan Documents, as amended.

                   (b) All of the representations and warranties of the Borrower in the Loan Agreement and the other Loan Documents, are true and correct on the date hereof as if the same were made on the date hereof.

                   (c) The Loan Agreement (as amended by this Second Amendment), the Note, as amended, and the other Loan Documents, as amended, constitute the legal, valid and binding obligations of the Borrower enforceable in accordance with their terms.

                   (d) If any of the foregoing representations and warranties prove to be false, incorrect or misleading in any material respect, the Department may, in its absolute and sole discretion, declare (i) that event of default has occurred and exists under the provisions of the Loan Agreement, and/or (ii) any of the provisions of this Second Amendment to be void and of no force.

         10. The Department understands that the Borrower has failed to complete the Additional Facilities by the Completion Date and has ceased to use the Manufacturing Facility. These failures were defaults under Section 5.01(h) and (f) of the Loan Agreement, respectively. The Department hereby waives these two specific defaults.

         IN WITNESS WHEREOF: the Borrower and the Department have caused this Second Amendment to be duly executed and delivered under its seal, as of the day and year written in the preamble of this Second Amendment.

Phoenix Color Second Amendment
May 9, 2005

WITNESS: /s/ Gloria M. Shryock WITNESS: /s/ Diane Leland	DEPARTMENT OF BUSINESS AND
  ECONOMIC DEVELOPMENT

By:   /s/ Aris Melissaratos
Name: Aris Melissaratos
Title: Secretary

PHOENIX COLOR CORP.

By:   /s/ Edward Lieberman      (Seal)
Name: Edward Lieberman
Title: Chief Financial Officer

STATE OF MARYLAND, CITY/COUNTY OF BALTIMORE, TO WIT:

         I HEREBY CERTIFY that on this 26th day of May, 2005, before me, a Notary Public of the State of Maryland, in and for the State and City/County aforesaid, personally appeared Aris Melissaratos, who acknowledged himself to be the Secretary of Business and Economic Development of the State of Maryland, a principal department of the State of Maryland, known or satisfactorily proven to me to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the foregoing Agreement on behalf of the Department of Business and Economic Development for the purposes therein contained as the duly authorized Secretary of Business and Economic Development of the State of Maryland.

         AS WITNESS my hand and Notarial Seal.

/s/ Robin G. Whitfield Notary Public

My Commission expires: 3/1/08

STATE OF MARYLAND, CITY/COUNTY OF WASHINGTON, TO WIT:

         I HEREBY CERTIFY that on this 9th day of May, 2005, before me, a Notary Public in and for the State of Maryland, personally appeared Edward Lieberman, who acknowledged himself/herself to be the CFO of Phoenix Color Corp., known or satisfactorily proven to me to be the person whose name is subscribed to the within instrument, and acknowledged that she/he executed the foregoing Second Amendment on behalf of Phoenix Color Corp., for the purposes therein contained as its duly authorized _________________.

         AS WITNESS my hand and Notarial Seal.

Phoenix Color Second Amendment
May 9, 2005

/s/ Rachel A. Grimm Notary Public

My Commission expires: 5-1-2008

Acknowledgement of the Board of County Commissioners of Washington County

         The undersigned, the Board of County Commissioners of Washington County, guaranteed a portion of the Loan pursuant to the terms of a Guaranty Agreement dated May 3, 2000, made for the benefit of the Department. The undersigned acknowledges and consents to the terms of this Amendment and the Note Modification, and reaffirms its obligations under the terms of the Guaranty Agreement.

WITNESS: /s/ Joni L. Bittner Joni L. Bittner, Clerk	BOARD OF COUNTY COMMISSIONERS OF WASHINGTON COUNTY By: /s/ Gregory I. Snook Name: Gregory I. Snook Title: President

STATE OF MARYLAND, CITY/COUNTY OF WASHINGTON, TO WIT:

         I HEREBY CERTIFY that on this 17th day of May, 2005, before me, a Notary Public in and for the State of Maryland, personally appeared Gregory I. Snook, who acknowledged himself to be the President of the Board of County Commissioners of Washington County, known or satisfactorily proven to me to be the person whose name is subscribed to the within instrument, and acknowledged that she/he executed the foregoing Agreement on behalf of the Board of County Commissioners of Washington County for the purposes therein contained as its duly authorized President.

         AS WITNESS my hand and Notarial Seal.

/s/ Vicki L.Grimm Notary Public

My Commission expires: 11-1-08